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                                  EXHIBIT 24.1





INDEPENDENT AUDITORS' CONSENT


We consent to the incorporation by reference in Registration Statement No. 33-46530 of GFC Financial Corporation on Form S-8 of our report dated June 8, 1994, appearing in this Annual Report on Form 11-K of the GFC Financial Corporation Capital Accumulation Plan for the year ended December 31, 1993.


/s/    DELOITTE & TOUCHE
_________________________________

Phoenix, Arizona
June 24, 1994





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